UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☑

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to §240.14a-12

Standard Microsystems Corporation
(Name of Registrant as Specified In Its Charter) Microchip Technology Incorporated
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by Microchip Technology Incorporated
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: Standard Microsystems Corporation
Commission File No.: 000-07422

On or about May 2, 2012, Microchip Technology Incorporated (“MCHP”) mailed (i) a letter to Standard Microsystems Corporation’s (“SMSC”) customers and channel partners, (ii) a letter to SMSC’s suppliers and (iii) a letter to SMSC’s employees, each relating to MCHP’s proposed acquisition of SMSC. The full text of the three letters is as follows:

May 2, 2012

To: All SMSC Employees
From: Steve Sanghi
Subject: Welcome to Microchip!

Today Microchip Technology announced the signing of a definitive agreement to acquire SMSC. The transaction is subject to the approval of shareholders of SMSC, regulatory approvals and customary closing conditions. We expect the transaction to close in the third calendar quarter of 2012. I am excited by the business possibilities created by the SMSC acquisition, and I would like to take this opportunity to welcome you all to the Microchip family!

Microchip is a leading provider of embedded control solutions through our Microcontroller, Analog and Memory product lines. The acquisition of SMSC adds your strong portfolio of Smart Mixed-Signal Connectivity™ solutions aimed at the automotive, industrial, computing, consumer and wireless audio markets to Microchip. I believe the complementary product lines of Microchip and SMSC will offer our combined customers a broader range of innovative solutions to serve their needs. I am looking forward to working with the SMSC team and continuing to provide challenging and rewarding work at the combined company.

I will be hosting a conference call with Chris King and all SMSC employees tomorrow as a first introduction. Look for an invitation with more details shortly.

Next week I will start the process of getting to know more of you by personally visiting SMSC employees in New York and Austin. I will have an all employees’ communication meeting at the New York site on May 7th and at the Austin site on May 8th. While I am there I’ll also start the process of introducing Microchip to you. I plan to visit Germany, India and other SMSC locations over the next few months. Also over the next few months we will be working closely with SMSC leaders worldwide to develop joint plans for how we can operate even more effectively as one company after the acquisition is completed.

In the meanwhile please continue to stay focused on executing your FY13 plans and achieving the results we will build on together after the acquisition is completed. We will provide periodic communication so that you stay informed. We look forward to the future as we bring our two innovative and successful companies together.

Best Wishes,

/s/ Steve Sanghi

Steve Sanghi
President and CEO
Microchip Technology Incorporated

Cautionary Statement:
Statements about the expected timing, completion and effects of the proposed transaction, and other statements in this letter that are not historical facts, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to whether and when the acquisition is consummated. These statements are qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future results. Such risks and uncertainties include the actual timing of the closing of the acquisition, the satisfaction of the conditions to closing in the acquisition agreement, any termination of the acquisition agreement, the effect of the acquisition on Microchip’s and SMSC’s existing relationships with customers and vendors and their operating results and businesses; general economic, industry or political conditions in the U.S. or internationally; and the risks described from time to time in our SEC reports including our filings on Forms 10-K, 10‑Q and 8-K. You can obtain copies of our Forms 10-K, 10-Q and 8-K and other relevant documents for free at Microchip’s website (www.microchip.com), at SMSC’s website (www.smsc.com) or the SEC's website (www.sec.gov) or from commercial document retrieval services. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date hereof.

Additional Information and Where to Find It

SMSC intends to file a proxy statement in connection with the acquisition transaction. Investors and securityholders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. Microchip, SMSC and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SMSC in connection with the acquisition transaction. Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on July 11, 2011. Additional information regarding the directors and executive officers of SMSC is also included in SMSC’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on June 14, 2011. These documents are available free of charge at the SEC's web site at www.sec.gov and as described above.

May 2, 2012

Dear Valued SMSC Customers and Channel Partners,

Today Microchip Technology announced the signing of a definitive agreement to acquire SMSC. The transaction is subject to the approval of shareholders of SMSC, regulatory approvals and customary closing conditions. We expect the transaction to close in the third calendar quarter of 2012.

Microchip is a leading provider of embedded control solutions through our Microcontroller, Analog and Memory product lines. The acquisition adds SMSC’s strong portfolio of Smart Mixed-Signal Connectivity™ solutions aimed at the automotive, industrial, computing, consumer and wireless audio markets to Microchip. The combined product lines of Microchip and SMSC will offer you a broader range of innovative solutions to serve your needs.

Operationally it will be business as usual for customers and channel partners. We will communicate any changes that may occur to you as timely as possible, but for the foreseeable future, we request that you continue to do business using your current contacts and processes for SMSC products.

We remain committed to providing you with outstanding customer service, advanced technology solutions, industry-leading supply chain management, and world-class quality and manufacturing. We look forward to a long and mutually beneficial relationship.

If you have any questions or concerns, please contact your local sales contact.

Best Regards,

/s/ Steve Sanghi	/s/ Christine King

Steve Sanghi	Christine King
President and CEO	President and CEO
Microchip Technology Incorporated	SMSC

Cautionary Statement:
Statements about the expected timing, completion and effects of the proposed transaction, and other statements in this letter that are not historical facts, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to whether and when the acquisition is consummated. These statements are qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future results. Such risks and uncertainties include the actual timing of the closing of the acquisition, the satisfaction of the conditions to closing in the acquisition agreement, any termination of the acquisition agreement, the effect of the acquisition on Microchip’s and SMSC’s existing relationships with customers and vendors and their operating results and businesses; general economic, industry or political conditions in the U.S.

or internationally; and the risks described from time to time in our SEC reports including our filings on Forms 10-K, 10‑Q and 8-K. You can obtain copies of our Forms 10-K, 10-Q and 8-K and other relevant documents for free at Microchip’s website (www.microchip.com), at SMSC’s website (www.smsc.com) or the SEC's website (www.sec.gov) or from commercial document retrieval services. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date hereof.

Additional Information and Where to Find It

SMSC intends to file a proxy statement in connection with the acquisition transaction. Investors and securityholders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. Microchip, SMSC and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SMSC in connection with the acquisition transaction. Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on July 11, 2011. Additional information regarding the directors and executive officers of SMSC is also included in SMSC’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on June 14, 2011. These documents are available free of charge at the SEC's web site at www.sec.gov and as described above.

May 2, 2012

Dear Valued SMSC Supplier,

Today Microchip Technology announced the signing of a definitive agreement to acquire SMSC. The transaction is subject to the approval of shareholders of SMSC, regulatory approvals and customary closing conditions. We expect the transaction to close in the third calendar quarter of 2012.

Microchip is a leading provider of embedded control solutions through our Microcontroller, Analog and Memory product lines. The acquisition adds SMSC’s strong portfolio of Smart Mixed-Signal Connectivity ™ solutions aimed at the automotive, industrial, computing, consumer and wireless audio markets to Microchip.

Operationally it will be business as usual for our supply chain partners. We look forward to working closely with you after the acquisition is completed and request that you continue to do business using your existing contacts and processes currently in place with SMSC.

Best Regards,

/s/ Steve Sanghi	/s/ Christine King

Steve Sanghi	Christine King
President and CEO	President and CEO
Microchip Technology Incorporated	SMSC

Cautionary Statement:
Statements about the expected timing, completion and effects of the proposed transaction, and other statements in this letter that are not historical facts, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to whether and when the acquisition is consummated. These statements are qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future results. Such risks and uncertainties include the actual timing of the closing of the acquisition, the satisfaction of the conditions to closing in the acquisition agreement, any termination of the acquisition agreement, the effect of the acquisition on Microchip’s and SMSC’s existing relationships with customers and vendors and their operating results and businesses; general economic, industry or political conditions in the U.S. or internationally; and the risks described from time to time in our SEC reports including our filings on Forms 10-K, 10‑Q and 8-K. You can obtain copies of our Forms 10-K, 10-Q and 8-K and other relevant documents for free at Microchip’s website (www.microchip.com), at SMSC’s website (www.smsc.com) or the SEC's website (www.sec.gov) or from commercial document retrieval services. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date hereof.

Additional Information and Where to Find It

SMSC intends to file a proxy statement in connection with the acquisition transaction. Investors and securityholders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. Microchip, SMSC and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SMSC in connection with the acquisition transaction. Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on July 11, 2011. Additional information regarding the directors and executive officers of SMSC is also included in SMSC’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on June 14, 2011. These documents are available free of charge at the SEC's web site at www.sec.gov and as described above.